                 AMENDMENT NO. 5 TO REVOLVING CREDIT AGREEMENT

         AMENDMENT No. 5 TO REVOLVING CREDIT AGREEMENT, dated as of May 15, 1998, among HENRY SCHEIN, INC., a corporation organized under the laws of the State of Delaware (the "Borrower"), and THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), FLEET BANK, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States of America ("Fleet"), COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK NEDERLAND", New York Branch, a cooperative banking organization organized under the laws of The Netherlands ("Rabobank Nederland"), and EUROPEAN AMERICAN BANK, a New York banking corporation ("EAB"; collectively with Chase, Fleet and Rabobank Nederland, the "Banks"), and Chase, as Agent for the Banks.

                                   RECITALS:

         A. The parties hereto entered into that Revolving Credit Agreement, dated as of January 31, 1997 (such agreement as it has been amended through the date hereof, the "Credit Agreement").

         B. The parties hereto desire to amend the Credit Agreement on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, the parties hereto agree as follows:

             ARTICLE 1. AMENDMENTS TO REVOLVING CREDIT AGREEMENT.

         This Amendment shall be deemed to be an amendment to the Credit Agreement and shall not be construed in any way as a replacement or substitution therefor. All of the terms and provisions of this Agreement are hereby incorporated by reference into the Credit Agreement as if such terms were set forth in full therein.

         Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by inserting the following defined terms therein in alphabetical order:

               "commencement of the third stage of EMU" means the date of commencement of the third stage of EMU (at the date of this

               Agreement expected to be January 1, 1999) or the date on which circumstances arise which (in the reasonable opinion of the Agent) have substantially the same effect and result in substantially the same consequences as commencement of the third stage of EMU as contemplated by the Treaty on European Union.

               "EMU" means economic and monetary union as contemplated in the Treaty on European Union.

               "EMU legislation" means legislative measures of the European Council for the introduction of changeover to or operation of a single or unified European currency (whether known as the euro or otherwise), being in part the implementation of the third stage or EMU.

               "euro" means the single currency of participating member states of the European Union.

               "euro unit" means the currency unit of the euro.

               "Material Adverse Change" or "Material Adverse Effect" means as to any Person a material adverse change in or effect on (as the case may be) the business, condition (financial or otherwise), operations, performance or properties of such Person or other event or occurrence that could have a material adverse effect on (i) the ability of any of the Borrower or the Guarantors to perform its obligations under any of the Facility Documents to which it is a party or any of its other obligations incurred in the ordinary course of its business as and when such obligations are due or (ii) the rights and remedies of the Agent or any Bank under any Facility Document.

               "national currency unit" means the unit of currency (other than a euro unit) of a participating member state.

               "participating member state" means each state so described in any EMU legislation.

               "Treaty on European Union" means the Treaty of Rome of March 25, 1957, as amended by the Single European Act 1986 and the Maastricht Treaty (which was signed at Maastricht on February 7, 1992, and came into force on November 1, 1993), as amended from time to time."

         Section 1.2. The definition of the term "Post-Closing Guarantors" contained in Section 1.1 of the Credit Agreement is hereby amended by deleting the amount "$10,000,000" in the fourth line thereof in between the words "States" and "and", and inserting the amount "$25,000,000" in its stead.

         Section 1.3. Section 2.4(c) of the Credit Agreement is hereby amended by deleting the phrase "twelve (12) different Interest Periods" therefrom and substituting the following in its stead:

               "fifteen (15) different Interest Periods".

         Section 1.4. Article 6 of the Credit Agreement is hereby amended by inserting the following new Section therein immediately following Section 6.22 thereof:

               "Section 6.23. Year 2000 Compliance.

               Any reprogramming required to permit the Borrower to conduct its business without Material Adverse Effect to the Borrower, or to the Borrower and its Subsidiaries taken as a whole, through the proper functioning, in and following the year 2000, of (i) the Borrower's computer systems and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which Borrower's systems interface) and the testing of all such systems and equipment, as so reprogrammed, will be completed by September 28, 1999. The cost to the Borrower of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Borrower (including, without limitation, reprogramming errors and the failure of others' systems or equipment) will not result in a Default or a Material Adverse Effect to the Borrower, or to the Borrower and its Subsidiaries taken as a whole. Except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the Borrower and its Subsidiaries are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be, sufficient to permit the Borrower to conduct its business without Material Adverse Effect to the Borrower, or to the Borrower and its Subsidiaries taken as a whole."

         Section 1.5. Section 8.1(f) of the Credit Agreement is hereby amended by deleting the amount "$50,000,000" in the fourth line thereof between the words "exceed" and "at any time outstanding", and inserting the amount "$200,000,000" in its stead.

         Section 1.6. Section 9.2 of the Credit Agreement is hereby amended by deleting the amount "$20,000,000" in the fourth line thereof, and inserting the amount "$50,000,000" in its stead.

         Section 1.7. Article 12 of the Credit Agreement is hereby amended by adding a new Section 12.15 immediately following the last sentence of Section
12.14. Confidentiality thereof, which new Section 12.15 shall be and read in its entirety as follows:

               "Section 12.15. European Economic and Monetary Union.

               (a) Effectiveness of Provisions. The provisions of paragraphs
               (b) to (i) below (inclusive) shall be effective at and from the commencement of the third stage of EMU, provided, that if and to the extent that any such provision relates to any state (or the currency of such state) that is not a participating member state on the commencement of the third stage of EMU, such provision shall become effective in relation to such state (and the currency of such state) at and from the date on which such state becomes a participating member state.

               (b) Redenomination and Alternative Currencies. Each Obligation under this Agreement which has been denominated in the national currency unit of a participating member state shall be redenominated into the euro unit in accordance with EMU legislation, provided, however, if and to the extent that any EMU legislation provides that following the commencement of the third stage of EMU an amount denominated either in the euro or in the national currency unit of a participating member state and payable within that participating member state by crediting an account of the creditor can be paid by the debtor either in the euro unit or in that national currency unit, each party to this Agreement shall be entitled to pay or repay any such amount either in the euro unit or in such national currency unit.

               (c) Loans. Any Loan in the currency of a participating member state shall be made in the euro unit.

               (d) Banking Day. With respect to any amount denominated or to be denominated in the euro or a national currency unit, any reference to a "Banking Day" shall be construed as a reference to a day (other than a Saturday or Sunday) on which banks are generally open for business in

                    (i) London and New York City, and

                    (ii) Frankfurt am Main, Germany (or such principal financial center or centers in such participating member state or states as the Administration Agent may from time to time nominate for this purpose).

               (e) Payments to the Agent. Provisions under this Agreement relating to payments to be made to the Agent, including without limitation Section 3.7, shall be construed so that, in relation to the payment of any amount of euro units or national currency units, such amount shall be made available to the Agent in immediately available, freely transferable, cleared funds to such account with such bank in Frankfurt am Main, Germany (or such other principal financial center in such participating member state as the Agent may from time to time nominate for this purpose).

               (f) Payments by the Agent to the Banks. Any amount payable by the Agent to the Banks under this Agreement in the currency of a participating member state shall be paid in the euro unit.

               (g) Payments by the Agent Generally. With respect to the payment of any amount denominated in the euro or in a national currency unit, the Agent shall not be liable to the Borrower or any of the Banks in any way whatsoever for any delay, or the consequences of any delay, in the crediting to any account of any amount required by this Agreement to be paid by the Agent if the Agent shall have taken all relevant steps to achieve, on the date required by this Agreement, the payment of such amount in immediately available, freely transferable, cleared funds (in the euro unit or, as the case may be, in a national currency unit) to the account with the bank in the principal financial center in the participating member state which the Borrower or, as the case may be, any Bank shall have specified for such purpose. In this paragraph (g), "all relevant steps" means all such steps as may be prescribed from time to time by the regulations or operating procedures of such clearing or settlement system as the Agent may from time to time reasonably determine for the purpose of clearing or settling payments of the euro.

               (h) Basis of Accrual. If the basis of accrual of interest or fees expressed in this Agreement with respect to the currency of any state that becomes a participating state shall be inconsistent with any generally accepted and recognized convention or practice in the London Interbank Market for the basis of accrual of interest or fees in respect of the euro, such convention or practice shall replace such expressed basis effective as of and from the date on which such state becomes a participating member state; provided, that if any Loan in the currency of such state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Loan, at the end of the then current Interest Period.

               (i) Rounding and Other Consequential Changes. Without prejudice and in addition to any method of conversion or rounding prescribed by any EMU legislation and without prejudice to the respective liabilities for indebtedness of the Borrower to the Banks and the Banks to the Borrower under or pursuant to this
               Agreement:

                    (i) each reference in this Agreement to a minimum amount
               (or an integral multiple thereof) in a national currency unit to be paid to or by the Agent shall be replaced by a reference to such reasonably comparable and convenient amount (or an integral multiple thereof) in the euro unit as the Agent may from time to time specify; and

                    (ii) except as expressly provided in this Section 12.15,
               each provision of this Agreement shall be subject to such reasonable changes of construction as the Agent may from time to time specify to be necessary or appropriate to reflect the introduction of or changeover to the euro in participating member states.

               (j) Increased Costs. The Borrower shall from time to time, at the request of the Agent, pay to the Agent for the account of each Bank the amount of any cost or increased cost incurred by, or of any reduction in any amount payable to or in the effective return on its capital to, or of interest or other return foregone by, such Bank as a result of the introduction of, changeover to or operation of the euro in any participating member state. The determination by any Bank of such amount, if done in good faith on the basis of any reasonable method, shall, in the absence of any demonstrable error, be conclusive."

                  ARTICLE 2. REPRESENTATIONS AND WARRANTIES.

         The Borrower hereby represents and warrants to the Banks that:

         Section 2.1. Each and every of the representations and warranties set forth in Article 6 of the Credit Agreement is true in all material respects as of the date hereof with respect to the Borrower and, to the extent applicable, the Guarantors and each of their Subsidiaries and with the same effect as though made on the date hereof (except when such representation or warranty by its terms relates to a specific date other than the date hereof), and is hereby incorporated herein in full by reference as if fully restated herein in its entirety. In addition, in order to induce the Banks to enter into this Amendment, the Borrower hereby covenants, represents and warrants to the Banks that since December 31, 1996, there has been no Material Adverse Change in the Borrower or in the Borrower, the Guarantors and their Subsidiaries, taken as a whole.

         Section 2.2. No Default or Event of Default, as defined in the Agreement now exists except as specifically waived hereby.

         Section 2.3. The Borrower has the requisite corporate power and authority to enter into, perform and deliver this Amendment and any other documents, instruments, agreements or other writings to be delivered in connection herewith. This Amendment and all documents contemplated hereby or delivered in connection herewith, have each been duly authorized, executed and delivered and the transactions contemplated herein have been duly authorized by all necessary corporate action.

         Section 2.4. This Amendment and any other documents, agreements or instruments now or hereafter executed and delivered to the Banks by the Borrower in connection herewith constitute (or shall, when delivered, constitute) valid and legally binding obligations of Borrower, each of which is and shall be enforceable against Borrower in accordance with their respective terms except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency or other similar laws affecting creditors rights generally or by the effect of general principles of equity which may limit the enforceability of equitable remedies (whether in a proceeding at law or in equity).

         Section 2.5. No representation, warranty or statement by the Borrower contained herein or in any other document to be furnished by the Borrower in connection herewith contains, or at the time of delivery shall contain, any untrue statement of material fact, or omits or at the time of delivery shall omit to state a material fact necessary to make such representation, warranty or statement not misleading.

         Section 2.6. No consent, waiver or approval of any entity is or will be required in connection with the execution, delivery, performance, validity or enforcement or priority of this Amendment or any other agreements, instruments or documents to be executed and/or delivered in connection herewith or pursuant hereto.

         Section 2.7. Except as previously disclosed to the Banks, there is no claim, litigation, investigation or proceeding pending or threatened against or otherwise materially affecting the Borrower's business. The Borrower's performance of its obligations hereunder and/or the validity or enforceability of this Amendment are not the subject of any suit, investigation or proceeding, and the Borrower has no actual knowledge of any circumstances indicating that any such suit, investigation or proceeding is likely or imminent.

                            ARTICLE 3. CONDITIONS.

         This Amendment shall become effective only upon satisfaction of the following conditions precedent:

         (a) Chase shall have received each of the following documents, in form and substance reasonably satisfactory to Chase and its counsel:

         i. this Amendment, duly executed by the Borrower;

         ii. a certificate of the Secretary of the Borrower, dated the date of this Amendment, attesting to all corporate action taken by such entity, including resolutions of its Board of Directors authorizing the execution, delivery and performance of this Amendment and each other document to be delivered pursuant to this Amendment, together with a certification that the certificate, articles of incorporation and the by-laws of the Borrower has not been amended, modified, revoked or rescinded since the Closing Date;

         iii. a certificate of the Secretary of the Borrower dated the date of this Amendment certifying the names and true signatures of the officers of such entity authorized to sign this Amendment and the other documents to be delivered by such entity under this Amendment; and

         iv. such other documents, instruments, approvals, opinions and evidence as the Banks may reasonably require;

         (b) the Borrower shall have obtained all consents, permits and approvals (if any) required in connection with the execution, delivery and performance by the Borrower of its obligations hereunder and such consents, permits and approvals shall continue in full force and effect; and

         (c) all legal matters in connection with this financing shall be reasonably satisfactory to the Banks and their counsel.

                           ARTICLE 4. MISCELLANEOUS.

         Section 4.1. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart.

         Section 4.2. This Amendment shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York.

         Section 4.3. Except as specifically amended hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms.

         Section 4.4. All references in the Credit Agreement and in the Facility Documents to the "Agreement" shall be deemed to refer to the Agreement as amended.

         Section 4.5. The Credit Agreement and the Facility Documents shall each be deemed amended, to the extent necessary, to give effect to the provisions of this Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.


                                            HENRY SCHEIN, INC.

                                            By:
                                               -------------------------------
                                            Name:    Steven Paladino
                                            Title:   Senior Vice President and
                                                     Chief Financial Officer


                                            THE CHASE MANHATTAN BANK, as
                                              Agent and a Bank

                                            By:
                                               -------------------------------
                                            Name:     Emelia K. Teige
                                            Title:    Vice President


                                            FLEET BANK, NATIONAL ASSOCIATION

                                            By:
                                               -------------------------------
                                            Name:
                                            Title:


                                            COOPERATIEVE CENTRALE RAIFFEISEN-
                                            BOERENLEENBANK B.A., "RABOBANK
                                            NEDERLAND", NEW YORK BRANCH

                                            By:
                                               -------------------------------
                                            Name:
                                            Title:

                                            By:
                                               -------------------------------
                                            Name:
                                            Title:


                                            EUROPEAN AMERICAN BANK

                                            By:
                                               -------------------------------
                                            Name:
                                            Title: